Forward Looking Statements

This Presentation may contain, in addition to historical information, forward -looking statements. Statements in this Presentation that are forward-looking statements are subject to various risks and uncertainties concerning the specific factors disclosed under the heading "Risk Factors” and else wherein the Company's periodic filings with the U.S. Securities and Exchange Commission. When used in this Presentation, the words such as "could," "plan," "estimate," "expect," "intend," "may," "potential,“ "should," and similar expressions, are forward-looking statements. The risk factors that could cause actual results to differ from these forward-looking statements include, but are not restricted to the Company‘s limited operating history, uncertainties about the availability of additional financing, geologicalor mechanical difficulties affecting the Company's planned geological work programs, uncertainty of estimates of mineralized material, operational risk, environmental risk, financial risk, currency risk, and other statements that are not historical facts as disclosed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K filing with the SEC and else wherein the Company's periodic filings with securities regulators in the United States. Copies of the Company's periodic reports are available on the SEC's website at http://www. sec.gov.

Cautionary Note Regarding Estimates

This presentation uses the terms “inferred”, “indicated”, and “measured resources”. The United States Securities and Exchange Commission (the “SEC”) does not normally permit issuers to disclose resource estimates in their filings with the SEC. SEC guidelines normally permit only the disclosure of “reserve” estimates, which are those parts of a mineral deposit that could be economically and legally extracted or produced at the time the estimate is made. Inferred resource estimates generally may not be used as the basis for pre-feasibility or feasibility studies. There are no assurances that any inferred, indicated or measured resource estimates provided in this press release can be economically or legally extracted or produced or that any of these resource estimates will ever be converted to reserves. There are also no assurances that any inferred resource estimates will be converted into indicated or measured resources.

Investors are advised to carefully review the reports and documents that the Company files from time to time with the SEC, particularly our Annual and Quarterly Reports.

Company Vision

Build Ireland (OTCBB: IRLD) into a significant mid-tier mining company through the development to monetization of two precious metal projects.

• Columbus Project – In active development Owns 100% of Gold / Silver mining rights Option to Expand

• Red Mountain Project – Not in active development Option to acquire 100%Gold / Tungsten / Silver mining rights

Why Invest in Ireland?

1.	Large Opportunity

2.	Growing Opportunity

3.	Lower Cost Process

4.	Near Term Production Horizon

Why Invest in Ireland?

•	Large Opportunity

	-	‘08 and ‘09 drill programs outlined seven mineralized zones within 5,000 acre “area of interest”

	-	Inferred resource of 343 million tons with an average grade of 0.040 ounces per ton gold equivalent (AuE)

	-	Two bulk leach tests extracted ~70%-83% of head grade Au & Ag as metal-in-hand

Why Invest in Ireland?

•	Growing Opportunity

	-	Permitting process for 2010 drill program will be started this month

	-	Aggressive 2010 drill program will be designed to expand and further delineate the resources by in-fill drilling

• Goal is to upgrade the resource definition from inferred resources to indicated or measured resources within several of the mineralized zones

Why Invest in Ireland?

•	Lower Cost Process

	-	Cost Estimates = ~$10/ton of material

	-	Goal: 75% extraction of 0.040 opt AuE

	-	If achieved: operational costs $330/oz Au

	-	Hard Rock Mining Comp.: ~$400 - $450/oz

	-	Low Cost Operator: Strong positioning for production or acquisition

Why Invest in Ireland?

•	Near Term Production Horizon

	-	Gold/Silver leach extraction circuit installed at onsite pilot plant in Q1 2010

	-	Currently testing and optimizing circuit

	-	Expect to be producing gold on a continuous basis at the onsite pilot plant this summer

Management Team

Douglas Birnie – Chief Executive Officer, President and Director
Mr. Birnie was a founder of Columbus Group Communications Inc., a privately -owned company that was acquired by TELUS Corp., one of Canada’s leading telecommunications companies

Robert McDougal – Chief Financial Officer and Director
Mr. McDougal, a Certified Public Accountant, was a director and officer of GEXA Gold Corporation and was one of the founders of Millennium Mining Corporation, which has been merged into Gold Summit Corporation

Mark Brennan– Director
Mr. Brennan is the President of his own consulting firm, the Brennan Consulting Group. In addition to his ongoing management consulting practice, Mr. Brennan has also founded and operated a number of  private companies in a variety of industries

Michael Steele – Director
Mr. Steele is a Principal in Avonlea Investments and Steele Consulting, which provide business, financial, technology and strategic consulting services to private and publicly traded natural resource companies

Nanominerals Corp. / Dr. Charles Ager
Nanominerals is a private company focused on the development and application of new technology in the exploration of refractory gold deposits. Dr. Ager, the CEO of Nanominerals, is a geophysical engineer with almost 40 years of international experience in mine discovery, production and finance.

Overview– ColumbusProject

Columbus Project Mill-Site Facility	•	Gold and Silver Project

	•	A “dry salt marsh” with drill indicated zones of surface mineable material

	•	Located between Las Vegas and Reno in the Columbus Basin, in Esmeralda County, Nevada – a region with a proven history of major discoveries of gold and silver

	•	Mine site production permit has been granted

	•	Short horizon to production

Columbus Project Assets

•	19,738 acres of mineral claims on federal land administered by the BLM (Bureau of Land Management), with an option for an additional 23,440 acres.

•	378 acres permitted to 40 feet for extraction of gold and silver (Permitted Area)
- 320 acre mine site, 58 acre mill site
- 15,000 sq ft mill building

•	Water usage rights of aquifers in basin

•	80 acres of private land
- Future development flexibility

Drill Program 2008 and 2009

Identified seven mineralized zones with inferred resource of 343MM tons with 0.040 opt AuE.

All reported results are by Caustic Fusion Protocol and analysis of extracted metal- in-hand for Gold and Silver.

The caustic fusion protocol was selected because our research has shown it to be a more effective pyrometallurgical method than conventional fire assay to extract gold and silver from the organic carbon rich clays at Columbus.

Project  Prefeasibility

Current Production Permits: mine up to 792,000 tpy in Permitted Mine Area, a 320- acre area, to a depth of 40 ft. (est. mine life 17+ years)

Independent Confirmation

All reported work to date has been completed and performed by third party engineers/geologists under Chain of Custody (COC)

Technical Team– independent firms:

Permitting

  Lumos & Associates – based in Reno, NV

Project Resources

  McEwen Geological – Drill program management / Modeling
  Arrakis Inc. – Mining and production process design/ Metallurgy
  AuRIC Metallurgical Labs – Drill sample analysis / Metallurgy

Project Feasibility

  Arrakis – Pilot Plant Operations/Project Construction
  AuRIC – Leach Testing / Extraction Process Development

Project Development 2010

Determine Project Resources/Reserves

  2010 drill program to in-fill mineralized zones to better define continuity of grade and tonnage

  Update geologic technical report

Complete Project Feasibility

  Optimize extraction process while operating on-site pilot plant

  Finalize mining and production process

  Determine operating/capital costs for full production module

  Commence feasibility report for first full production module

Financial Information

Capitalization and Finances

Capitalization (3/31/2010)
Issued and Outstanding	121,934,442
Free Float	~50,000,000
Total Fully Diluted	158,648,126
Market Capitalization (3/31/2010)	~$144 MM
Finances
Cash(12/31/09) + January Financing	~$8,615,000
Budget (Jan 1 ‘10 to Dec 31 ‘10)	~$7,325,000
Expected Cash Position (12/31/10)	~$1,310,000

Expenses

Cash Expenses
Budget (01/01/10 – 12/31/10)
Columbus Project
Property Payments	$ 130,000
Drilling Program and Resource Estimates	2,155,000
Pilot Plant / Project Feasibility	2,935,000
Columbus Project Sub-Total	5,220,000
Red Mountain Project	240,000
General and Admin.	1,865,000
Cash Expenditure	$7,325,000

Investment Summary

  Exploration company with production expected this summer

  Identified inferred resource of 343MM tons with 0.040 opt AuE with 2008 and 2009 drill program results

  Simple, environmentally neutral leaching extraction process. Goal: 75% extraction

  Assembled talented technical team

  Operations funded through Q1 2011

Ireland Inc.

Corporate Office:
2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV, 89052
(702) 932-0353
info@irelandminerals. com
http://www. irelandminerals. com

Investor Relations:
Terri MacInnis	R. Jerry Falkner, CFA
Bibicoff + MacInnis, Inc.	RJ Falkner & Company, Inc.
Tel: 818-379-8500	Tel: 800-377-9893
Email: terri@bibimac.com	Email: info@rjfalkner.com